Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2026 RESULTS AND STRATEGIC ALTERNATIVES REVIEW

Houston, Texas

July 29, 2026

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its second quarter ended June 30, 2026, and separately announced that its Board of Directors (the “Board”) is evaluating potential strategic alternatives to maximize shareholder value.

Second Quarter 2026 Results

SEACOR Marine’s consolidated operating revenues for the second quarter of 2026 were $54.6 million, operating income was $16.0 million, and direct vessel profit (“DVP”)(1) was $7.9 million. This compares to consolidated operating revenues of $60.8 million, operating income of $6.1 million, and DVP of $11.3 million in the second quarter of 2025, and consolidated operating revenues of $44.3 million, operating loss of $6.4 million, and DVP of $6.7 million in the first quarter of 2026.

Notable second quarter items include:

•
10.2% decrease in revenues from the second quarter of 2025 and 23.4% increase from the first quarter of 2026.
•
Average day rates of $20,227, compared to $19,731 in the second quarter of 2025 and $18,199 in the first quarter of 2026.
•
68% utilization, compared to 68% in the second quarter of 2025 and 59% in the first quarter of 2026.
•
DVP margin of 14.5%, compared to 18.6% in the second quarter of 2025 and 15.2% in the first quarter of 2026.
•
During the second quarter of 2026, the Company completed the sale of five vessels and other equipment for net cash proceeds of $44.7 million and after transaction costs, recognized gains of $31.3 million.
•
During the quarter, administrative and general costs increased due to professional fees associated with the termination of certain prior engagements; excluding this one-time charge, the Company’s administrative and general costs were $9.3 million for the second quarter of 2026, compared to $12.0 million for the second quarter of 2025 and $10.0 million for the first quarter of 2026.

For the second quarter of 2026, net income was $3.3 million ($0.13 earnings per basic share and $0.12 earnings per diluted share). This compares to a net loss for the second quarter of 2025 of $6.7 million ($0.26 loss per basic and diluted share). Sequentially, the second quarter of 2026 results compare to a net loss of $15.8 million ($0.61 loss per basic and diluted share) in the first quarter of 2026.

Chief Executive Officer John Gellert commented:

“Our second quarter results reflect improved utilization following vessel repositioning and contract commencements. During the quarter, we completed the sale of five vessels as part of our fleet optimization strategy and continued to focus on maximizing fleet efficiency and positioning the business to benefit from improving offshore activity in several of our core international markets.

With regards to the Middle East, the Company continued to observe increased labor and insurance costs in the region because of the conflict, and a general softening in offshore activity while customers wait for operating conditions to improve. The maintenance scope of work for our two premium liftboats in the region continues. Based on observed delays due primarily to the ongoing conflict, we do not expect either of these vessels to operate during the third quarter of 2026. At the end of the second quarter, excluding the two liftboats, we had eight vessels in the region, of which six have continued to operate for our customers in Saudi Arabia and Qatar. The timing of a full recovery in this region will depend on a durable resolution to the conflict.

Looking ahead, we remain constructive on opportunities across several of our international markets while maintaining a disciplined approach to operational execution. We believe SEACOR Marine is well positioned to continue supporting our customers and participating in incremental demand from offshore energy projects.”

Strategic Review Process

Separately, SEACOR Marine today announced that its Board is evaluating potential strategic alternatives to maximize shareholder value.

During the review process, the Board expects to evaluate a range of strategic alternatives that may include a sale of the Company, merger, other business combinations, sale of assets, or other transactions aimed at maximizing value for shareholders. The Board has retained independent financial advisors to assist in evaluating strategic alternatives. The Board and management team remain fully committed to acting in the best interests of the Company and its stakeholders throughout this evaluation process.

Andrew R. Morse, Non-Executive Chairman of the Board, commented:

“Over the past several years, the Company has worked diligently to optimize its fleet, strengthen its balance sheet and position SEACOR Marine to benefit from improving offshore market fundamentals. Given the progress we have made and the opportunities we see ahead, the Board and management team are eager to evaluate a range of strategic alternatives to determine the best path forward for maximizing shareholder value. Throughout this process, the team remains focused on executing our strategy, serving our customers and delivering safe and reliable operations worldwide. Our employees, customers, and business partners should expect business as usual as we continue to execute on our operating and financial objectives.”

There can be no assurance that the strategic review process will result in any transaction or other strategic outcome. The Company has not established a timetable for completion of the review process and does not intend to disclose developments related to the review unless and until SEACOR Marine executes a definitive agreement with respect thereto, or the Board otherwise determines that further disclosure is appropriate or required.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, including our announcement of the commencement of a strategic review of the business, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Achievement of these expectations and strategic objectives, including any increase to shareholder value from the strategic review, business prospects, anticipated economic performance and financial condition involve significant known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Certain of these risks, uncertainties and other important factors are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For investors, contact:

InvestorRelations@seacormarine.com

For media, contact:

H/Advisors – U.S.

Dana Gorman / Amy Feng

dana.gorman@h-advisors.global / amy.feng@h-advisors.global

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Operating Revenues	$54,630	$60,810	$98,912	$116,309
Costs and Expenses:
Operating	46,684	49,493	84,257	91,421
Administrative and general	12,343	11,998	22,297	23,484
Lease expense	266	325	516	662
Depreciation and amortization	10,718	12,090	21,048	24,900
	70,011	73,906	128,118	140,467
Gains on Asset Dispositions and Impairments, Net	31,347	19,163	38,795	24,972
Operating Income	15,966	6,067	9,589	814
Other Income (Expense):
Interest income	443	372	934	808
Interest expense	(8,244)	(8,844)	(16,483)	(18,430)
Derivative gains, net	—	87	—	212
Foreign currency losses, net	(981)	(2,119)	(503)	(3,315)
Other, net	4	—	4	—
	(8,778)	(10,504)	(16,048)	(20,725)
Income (Loss) Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	7,188	(4,437)	(6,459)	(19,911)
Income Tax Expense	3,951	2,508	6,159	3,412
Income (Loss) Before Equity in Earnings of 50% or Less Owned Companies	3,237	(6,945)	(12,618)	(23,323)
Equity in Earnings of 50% or Less Owned Companies	56	218	106	1,107
Net Income (Loss)	$3,293	$(6,727)	$(12,512)	$(22,216)

Net Earnings (Loss) Per Share:
Basic	$0.13	$(0.26)	$(0.48)	$(0.83)
Diluted	$0.12	$(0.26)	$(0.48)	$(0.83)
Weighted Average Common Stock Outstanding:
Basic	26,072,144	25,686,560	25,929,323	26,791,291
Diluted	26,353,556	25,686,560	25,929,323	26,791,291

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Time Charter Statistics:
Average Rates Per Day	$20,227	$18,199	$17,519	$19,490	$19,731
Fleet Utilization	68%	59%	69%	66%	68%
Fleet Available Days (2)	3,635	3,897	4,127	4,321	4,310
Operating Revenues:
Time charter	$49,697	$41,957	$49,817	$55,958	$57,673
Bareboat charter	834	828	843	846	838
Other marine services	4,099	1,497	1,669	2,390	2,299
	54,630	44,282	52,329	59,194	60,810
Costs and Expenses:
Operating:
Personnel	15,697	15,422	16,539	17,616	18,969
Repairs and maintenance	12,648	10,600	11,752	14,603	13,648
Drydocking	2,961	1,252	1,175	2,430	5,143
Insurance and loss reserves	2,698	1,792	1,570	1,948	2,982
Fuel, lubes and supplies	5,302	3,308	4,601	4,465	4,296
Other	7,378	5,199	7,030	6,622	4,455
	46,684	37,573	42,667	47,684	49,493
Direct Vessel Profit (1)	7,946	6,709	9,662	11,510	11,317
Other Costs and Expenses:
Lease expense	266	250	261	280	325
Administrative and general	12,343	9,954	12,730	11,269	11,998
Depreciation and amortization	10,718	10,330	10,045	12,125	12,090
	23,327	20,534	23,036	23,674	24,413
Gains on Asset Dispositions and Impairments, Net	31,347	7,448	8,210	30,230	19,163
Operating Income (Loss)	15,966	(6,377)	(5,164)	18,066	6,067
Other Income (Expense):
Interest income	443	491	751	297	372
Interest expense	(8,244)	(8,239)	(8,673)	(8,947)	(8,844)
Derivative (losses) gains, net	—	—	(73)	17	87
Foreign currency (losses) gains, net	(981)	478	(38)	218	(2,119)
Gains on insurance claim settlement	—	—	—	4,581	—
Other, net	4	—	32	(221)	—
	(8,778)	(7,270)	(8,001)	(4,055)	(10,504)
Income (Loss) Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	7,188	(13,647)	(13,165)	14,011	(4,437)
Income Tax Expense	3,951	2,208	1,688	5,410	2,508
Income (Loss) Before Equity in Earnings of 50% or Less Owned Companies	3,237	(15,855)	(14,853)	8,601	(6,945)
Equity in Earnings of 50% or Less Owned Companies	56	50	231	393	218
Net Income (Loss)	$3,293	$(15,805)	$(14,622)	$8,994	$(6,727)

Net Earnings (Loss) Per Share:
Basic	$0.13	$(0.61)	$(0.57)	$0.35	$(0.26)
Diluted	$0.12	$(0.61)	$(0.57)	$0.35	$(0.26)
Weighted Average Common Stock Outstanding:
Basic	26,072	25,785	25,671	25,658	25,687
Diluted	26,354	25,785	25,671	25,888	25,687
Common Shares Outstanding at Period End	27,133	27,062	26,952	26,976	26,976

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Americas
Time Charter Statistics:
Average rates per day worked	$28,394	$20,546	$18,188	$22,809	$24,622
Fleet utilization	58%	35%	50%	59%	54%
Fleet available days (2)	935	1,369	1,477	1,561	1,553
Out-of-service days for repairs, maintenance and drydockings	153	190	127	198	170
Out-of-service days for cold-stacked status	—	61	92	116	270
Operating Revenues:
Time charter	$15,518	$9,843	$13,560	$20,995	$20,773
Bareboat charter	834	828	843	846	838
Other marine services	1,353	282	519	1,338	1,061
	17,705	10,953	14,922	23,179	22,672
Direct Costs and Expenses:
Operating:
Personnel	5,322	6,007	7,115	8,195	8,943
Repairs and maintenance	2,252	1,644	1,955	2,274	2,664
Drydocking	680	440	(102)	1,018	4,229
Insurance and loss reserves	787	423	465	1,011	1,241
Fuel, lubes and supplies	1,494	1,075	1,618	1,443	1,303
Other	3,271	1,384	3,096	1,882	994
	13,806	10,973	14,147	15,823	19,374
Direct Vessel Profit (Loss) (1)	$3,899	$(20)	$775	$7,356	$3,298
Other Costs and Expenses:
Lease expense	$191	$177	$185	$202	$202
Depreciation and amortization	3,168	3,166	2,917	4,592	4,600

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$18,877	$18,711	$17,095	$17,983	$19,140
Fleet utilization	77%	78%	84%	75%	77%
Fleet available days	1,741	1,538	1,559	1,656	1,668
Out-of-service days for repairs, maintenance and drydockings	195	202	144	229	248
Operating Revenues:
Time charter	$25,248	$22,534	$22,317	$22,357	$24,535
Other marine services	1,041	577	580	733	806
	26,289	23,111	22,897	23,090	25,341
Direct Costs and Expenses:
Operating:
Personnel	5,523	4,982	4,656	4,465	5,515
Repairs and maintenance	5,673	2,957	4,694	6,531	4,646
Drydocking	554	176	987	1,413	901
Insurance and loss reserves	504	330	481	326	899
Fuel, lubes and supplies	2,416	1,334	1,292	1,781	1,714
Other	3,154	3,192	2,558	3,573	2,357
	17,824	12,971	14,668	18,089	16,032
Direct Vessel Profit (1)	$8,465	$10,140	$8,229	$5,001	$9,309
Other Costs and Expenses:
Lease expense	$—	$—	$8	$8	$51
Depreciation and amortization	4,485	4,063	3,968	4,302	4,263

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$15,588	$15,400	$17,587	$17,818	$15,506
Fleet utilization	60%	63%	73%	64%	73%
Fleet available days	959	990	1,091	1,104	1,089
Out-of-service days for repairs, maintenance and drydockings	300	268	72	157	204
Operating Revenues:
Time charter	$8,931	$9,580	$13,940	$12,606	$12,365
Other marine services	1,705	638	570	319	432
	10,636	10,218	14,510	12,925	12,797
Direct Costs and Expenses:
Operating:
Personnel	4,852	4,433	4,768	4,956	4,511
Repairs and maintenance	4,723	5,999	5,103	5,798	6,338
Drydocking	1,727	636	290	(1)	13
Insurance and loss reserves	1,407	1,039	624	611	842
Fuel, lubes and supplies	1,392	899	1,691	1,241	1,279
Other	953	623	1,376	1,167	1,104
	15,054	13,629	13,852	13,772	14,087
Direct Vessel (Loss) Profit (1)	$(4,418)	$(3,411)	$658	$(847)	$(1,290)
Other Costs and Expenses:
Lease expense	$75	$73	$68	$70	$72
Depreciation and amortization	3,065	3,101	3,160	3,231	3,227

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
AHTS
Operating Revenues:
Time charter	$—	$—	$—	$—	$(22)
Other marine services	—	—	—	(7)	(9)
	—	—	—	(7)	(31)
Direct Costs and Expenses:
Operating:
Personnel	$—	$—	$12	$11	$9
Repairs and maintenance	—	—	—	(24)	255
Insurance and loss reserves	—	—	—	—	(4)
Fuel, lubes and supplies	—	—	1	3	(125)
Other	—	—	9	18	(4)
	—	—	22	8	131
Other Costs and Expenses:
Depreciation and amortization	$—	$—	$4	$4	$3

FSV
Time Charter Statistics:
Average rates per day worked	$14,411	$13,833	$14,114	$14,007	$13,468
Fleet utilization	74%	73%	75%	71%	67%
Fleet available days	1,840	1,862	1,932	1,932	1,935
Out-of-service days for repairs, maintenance and drydockings	348	353	209	236	181
Out-of-service days for cold-stacked status	—	61	92	116	270
Operating Revenues:
Time charter	$19,636	$18,929	$20,546	$19,131	$17,573
Other marine services	1,819	471	492	566	516
	21,455	19,400	21,038	19,697	18,089
Direct Costs and Expenses:
Operating:
Personnel	$5,416	$5,166	$4,980	$4,502	$4,526
Repairs and maintenance	6,434	3,179	5,862	6,041	3,542
Drydocking	898	576	1,098	678	666
Insurance and loss reserves	951	663	509	270	683
Fuel, lubes and supplies	1,481	1,503	1,850	1,480	1,449
Other	2,548	1,683	2,147	2,889	1,428
	17,728	12,770	16,446	15,860	12,294
Other Costs and Expenses:
Depreciation and amortization	$5,244	$4,719	$4,707	$4,695	$4,703

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
PSV
Time Charter Statistics:
Average rates per day worked	$28,443	$25,352	$20,118	$21,507	$22,231
Fleet utilization	70%	54%	68%	65%	68%
Fleet available days (1)	1,427	1,585	1,735	1,748	1,738
Out-of-service days for repairs, maintenance and drydockings	114	37	48	161	247
Operating Revenues:
Time charter	$28,622	$21,688	$23,801	$24,439	$26,440
Bareboat charter	834	828	843	846	838
Other marine services	1,459	811	440	592	433
	30,915	23,327	25,084	25,877	27,711
Direct Costs and Expenses:
Operating:
Personnel	$7,859	$7,348	$8,322	$7,882	$8,567
Repairs and maintenance	2,865	2,801	3,501	4,618	3,799
Drydocking	803	133	(166)	1,113	1,993
Insurance and loss reserves	903	448	656	546	906
Fuel, lubes and supplies	3,290	1,201	1,985	2,030	1,858
Other	4,357	3,292	4,378	3,262	2,199
	20,077	15,223	18,676	19,451	19,322
Other Costs and Expenses:
Depreciation and amortization	$3,565	$3,574	$3,301	$3,968	$3,943

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Liftboats
Time Charter Statistics:
Average rates per day worked	$16,417	$16,420	$26,703	$33,566	$31,904
Fleet utilization	24%	18%	45%	58%	67%
Fleet available days	368	450	460	641	637
Out-of-service days for repairs, maintenance and drydockings	188	270	87	188	194
Operating Revenues:
Time charter	$1,448	$1,340	$5,470	$12,388	$13,682
Other marine services	789	178	359	1,128	1,168
	2,237	1,518	5,829	13,516	14,850
Direct Costs and Expenses:
Operating:
Personnel	$2,409	$2,897	$3,241	$5,209	$5,673
Repairs and maintenance	3,294	4,594	2,375	3,943	6,022
Drydocking	1,260	543	243	639	2,484
Insurance and loss reserves	844	943	415	1,145	1,376
Fuel, lubes and supplies	531	600	715	951	1,114
Other	497	182	564	407	803
	8,835	9,759	7,553	12,294	17,472
Other Costs and Expenses:
Depreciation and amortization	$1,734	$2,027	$2,026	$3,450	$3,424

Other Activity
Operating Revenues:
Time charter	(9)	$—	$—	$—	$—
Other marine services	32	37	378	111	191
	23	37	378	111	191
Direct Costs and Expenses:
Operating:
Personnel	$13	$11	$(16)	$12	$194
Repairs and maintenance	55	26	14	25	30
Insurance and loss reserves	—	(262)	(10)	(13)	21
Fuel, lubes and supplies	—	4	50	1	—
Other	(24)	42	(68)	46	29
	44	(179)	(30)	71	274
Other Costs and Expenses:
Lease expense	$266	$250	$261	$280	$325
Depreciation and amortization	175	10	7	8	17

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$55,397	$38,721	$68,934	$90,953	$34,381
Restricted cash	37,643	36,711	24,182	17,255	17,174
Receivables:
Trade, net of allowance for credit loss	61,955	69,200	64,522	62,788	63,287
Other	5,857	4,897	3,965	17,308	10,946
Inventories	2,061	2,746	2,196	2,552	2,539
Prepaid expenses and other	5,407	6,007	5,173	3,448	4,716
Assets held for sale	—	13,376	10,812	—	—
Total current assets	168,320	171,658	179,784	194,304	133,043
Property and Equipment:
Historical cost	754,369	752,640	776,833	797,381	887,408
Accumulated depreciation	(351,840)	(341,790)	(348,812)	(344,899)	(377,265)
	402,529	410,850	428,021	452,482	510,143
Construction in progress	56,594	52,429	47,002	40,394	31,772
Net property and equipment	459,123	463,279	475,023	492,876	541,915
Right-of-use asset - operating leases	933	929	982	903	1,179
Right-of-use asset - finance leases	14	17	19	22	25
Investments, at equity, and advances to 50% or less owned companies	3,009	2,951	2,938	2,707	2,310
Other assets	1,925	1,913	1,855	1,686	1,558
Total assets	$633,324	$640,747	$660,601	$692,498	$680,030
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$549	$481	$405	$510	$543
Current portion of finance lease liabilities	12	12	12	11	11
Current portion of long-term debt	30,699	30,350	30,000	30,000	30,000
Accounts payable	14,229	16,355	21,268	25,928	26,737
Other current liabilities	25,279	25,476	19,044	24,702	24,182
Total current liabilities	70,768	72,674	70,729	81,151	81,473
Long-term operating lease liabilities	559	470	607	567	812
Long-term finance lease liabilities	3	5	8	11	14
Long-term debt	289,503	297,072	304,644	311,858	310,980
Deferred income taxes	19,580	18,894	19,376	20,609	18,330
Deferred gains and other liabilities	599	3,794	565	639	625
Total liabilities	381,012	392,909	395,929	414,835	412,234
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	284	284	280	281	281
Additional paid-in capital	474,395	473,241	471,862	470,228	468,669
Accumulated deficit	(220,956)	(224,249)	(208,444)	(193,822)	(202,816)
Shares held in treasury	(11,470)	(11,428)	(9,691)	(9,639)	(9,639)
Accumulated other comprehensive income, net of tax	9,738	9,669	10,344	10,294	10,980
	251,991	247,517	264,351	277,342	267,475
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	252,312	247,838	264,672	277,663	267,796
Total liabilities and equity	$633,324	$640,747	$660,601	$692,498	$680,030

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Cash Flows from Operating Activities:
Net Income (Loss)	$3,293	$(15,805)	$(14,622)	$8,994	$(6,727)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	10,718	10,330	10,045	12,125	12,090
Deferred financing costs amortization	43	42	173	(86)	43
Stock-based compensation expense	1,132	1,383	1,633	1,559	1,510
Debt discount amortization	237	236	243	236	232
Allowance for credit losses	64	57	(620)	627	(213)
Gains from equipment sales, retirements or impairments	(31,347)	(7,448)	(8,210)	(30,230)	(19,163)
Derivative losses (gains)	—	—	73	(17)	(87)
Interest on finance lease	—	1	1	1	1
Settlements on derivative transactions, net	—	—	65	—	—
Currency losses (gains)	981	(478)	38	(218)	2,119
Deferred income taxes	686	(482)	(1,233)	2,279	(1,982)
Equity earnings	(56)	(50)	(231)	(393)	(218)
Dividends received from equity investees	—	—	—	—	3,199
Changes in Operating Assets and Liabilities:
Accounts receivables	5,763	(5,735)	12,222	(6,700)	284
Other assets	1,415	(1,306)	(1,530)	1,385	1,901
Accounts payable and accrued liabilities	(6,107)	4,122	(10,246)	(221)	4,934
Net cash used in operating activities	(13,178)	(15,133)	(12,199)	(10,659)	(2,077)
Cash Flows from Investing Activities:
Purchases of property and equipment	(6,429)	(6,088)	(8,427)	(9,348)	(10,213)
Proceeds from disposition of property and equipment	44,737	12,778	13,087	76,068	31,592
Net cash provided by investing activities	38,308	6,690	4,660	66,720	21,379
Cash Flows from Financing Activities:
Payments on long-term debt	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	—	—	—	8,098	8,097
Payments on finance leases	(4)	(3)	(4)	(3)	(4)
Payments for repurchase of common stock	—	—	—	—	(7,089)
Payments for repurchase of warrants	—	—	—	—	(6,668)
Excise tax on stock repurchase	22	—	—	—	—
Tax withholdings on restricted stock vesting	(42)	(1,737)	(52)	—	(11)
Net cash (used in) provided by financing activities	(7,524)	(9,240)	(7,556)	595	(13,175)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	2	(1)	3	(3)	—
Net Change in Cash, Restricted Cash and Cash Equivalents	17,608	(17,684)	(15,092)	56,653	6,127
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	75,432	93,116	108,208	51,555	45,428
Cash, Restricted Cash and Cash Equivalents, End of Period	$93,040	$75,432	$93,116	$108,208	$51,555

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Total
June 30, 2026
FSV	20	20
PSV	15	15
Liftboats	3	3
	38	38
December 31, 2025
FSV	21	21
PSV	18	18
Liftboats	5	5
	44	44